EXHIBIT 10(j)

                    SCHEDULE PERTAINING TO EXHIBIT 10(j)

     A. The Company has entered into Deferred Compensation Agreements (with disability benefits) with the employees listed below. Each such agreement is identical to the blank agreement which is incorporated by reference from Exhibit 10(i) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993, except for the name of the employee and the dates and amounts indicated. The numbers over the columns below correspond to the numbers in the blanks in the blank agreement incorporated by reference.

  (1)             (2)                (3)        (4)      (5)         (6)
Date of        Employee            Retire.     Death   Partici-     Disa.
Agmt. *          Name              Benefit    Benefit pant Since    Benefit
10-02-90   George A. Andrews      $40,000    $40,000    03-01-77    $20,000
01-29-92   Michael Bohnsack        20,000     20,000    11-01-87      5,000
03-10-94   Rick DeBlasio           15,000     15,000    10-08-03       N.A.
12-10-93   Louis Dubrow            20,000     20,000    12-10-93       N.A.
02-01-92   Steve Duffy             20,000     20,000    09-01-90      6,000
04-27-93   Stephen L. Gulis, Jr.   20,000     20,000    07-22-85        -0-
10-24-90   Charles Lauer           20,000     20,000    10-24-90      9,600
10-10-90   Gordon MacKenzie        15,000     15,000    11-01-87     10,000
11-09-93   Thomas P. Mundt         15,000     15,000    11-09-93     10,000
09-27-89   Martin Neslusan         40,000     40,000    11-28-78     24,000
04-27-93   Timothy O'Donovan       55,000     55,000    03-01-76     27,100
11-01-93   Robert Sedrowski        20,000     20,000    08-20-92      9,000
01-30-92   Jim Smith               20,000     20,000    05-01-87      8,000
09-27-89   William Widdis          31,850     31,850    02-14-83     14,000

     B. The Company has also entered into a Deferred Compensation Agreement with Messrs. Thomas D. Gleason and Geoffrey B. Bloom which differs in some respects from those listed above. These agreements are incorporated by reference from Exhibit 10(i) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993.


*  Dates shown are the dates of the Agreement or latest Amendment.